Exhibit 13

POWER OF ATTORNEY

Know all men by these presents:

That I, Christine C. Marcks, President and Chairman of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

The PRIAC Variable Content Account A (File No. 811-21988) and group and individual annuity contracts (File No. 333-145632 and File No. 333-139334), to the extent they represent participating interest in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of November, 2007.

/s/ Christine C. Marcks
Christine C. Marcks
Chairman and President
(Principal Executive Officer)

POWER OF ATTORNEY

Know all men by these presents:

That I, John T. Fleurant, Chief Financial Officer and member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and tiled with the Securities and Exchange Commission for the following:

The PRIAC Variable Contract Account A (File No. 811-21988) and group and individual annuity contracts (File No. 333-145632 and File No. 333-139334), to the extent they represent participating interest in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of November, 2007

/s/ John T. Fleurant
John T. Fleurant Director and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

POWER OF ATTORNEY

Know all men by these presents:

That I, John J. Kalamarides, a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and tiled with the Securities and Exchange Commission for the following:

The PRIAC Variable Contract Account A (File No. 811-21988) and group and individual annuity contracts (File No. 333-145632 and File No. 333-139334), to the extent they represent participating interest in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of November, 2007.

/s/ John J. Kalamarides
John J. Kalamarides
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Kevin M. Lalor, a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

The PRIAC Variable Contract Account A (File No. 811-21988) and group and individual annuity contracts (File No. 333-145632 and File No. 333-139334), to the extent they represent participating interest in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of November, 2007.

/s/ Kevin M. Lalor
Kevin M. Lalor
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, James J. Mallozzi, a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company “PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

The PRIAC Variable Contract Account A (File No. 811-21988) and group and individual annuity contracts (File No. 333-145632 and File No. 333-139334), to the extent they represent participating interest in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of November, 2007.

/s/ James J. Mallozzi
James J. Mallozzi
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, James M. O’Connor, a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company “PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and tiled with the Securities and Exchange Commission for the following:

The PRIAC Variable Contract Account A (File No. 811-21988) and group and individual annuity contracts (File No. 333-145632 and File No. 333-139334), to the extent they represent participating interest in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of November, 2007.

/s/ James M. O’Connor
James M. O’Connor
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Scott G. Sleyster, a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint a my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

The PRIAC Variable Contact Account A (File No. 811-21988) and group and individual annuity contracts (File No. 333-145632 and File No. 333-139334), to the extent they represent participating by rest in such account.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of November, 2007.

/s/ Scott G. Sleyster
Scott G. Sleyster
Director